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                                                                 Exhibit 10.4







                            BOND PLACEMENT AGREEMENT


                                   Relating to

                                   $6,000,000
                   Capital Industrial Development Corporation
                           Adjustable Rate Industrial
                           Revenue Bonds, Series 1998
                          (CCIR of Texas Corp. Project)



                                   Dated as of


                                February 10, 1998
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                            BOND PLACEMENT AGREEMENT

         This BOND PLACEMENT AGREEMENT is dated as of February 10, 1998, by and among the CAPITAL INDUSTRIAL DEVELOPMENT CORPORATION, a nonstock, nonprofit industrial development corporation existing under the laws of the State of Texas (the "Issuer"), CCIR OF TEXAS CORP., a Texas corporation (the "Borrower"), and BANC ONE CAPITAL CORPORATION, an Ohio corporation, as placement agent (the "Agent").

         1.  Background.

                  (a) The Issuer proposes to issue $6,000,000 in aggregate principal amount of Capital Industrial Development Corporation Adjustable Rate Industrial Revenue Bonds, Series 1998 (CCIR of Texas Corp. Project) (the "Bonds") and to loan the proceeds of the Bonds to the Borrower to finance costs of acquiring, constructing and installing the Borrower's manufacturing facility and related office facility, including certain machinery and equipment (collectively, the "Project"), to be located in Austin, Travis County, Texas.

                  (b) The Bonds will mature on October 1, 2009, subject to prior redemption pursuant to mandatory optional redemption requirements set forth in the Letter of Credit Agreement (as hereinafter defined) and other provisions described in the Offering Memorandum (as hereinafter defined). The initial interest rate on the Bonds, effective from the date of their initial delivery through February 18, 1998, shall be 3.50% per annum. The Bonds will be issued pursuant to a resolution (the "Bond Resolution") adopted on January 27, 1998 by the Board of Directors of the Issuer (the "Issuing Authority"), and will be secured under a Trust Indenture (the "Indenture"), dated as of January 1, 1998, between the Issuer and The Huntington National Bank, as trustee (the "Trustee") for the holders of the Bonds. The Bonds will be payable from the Revenues, as defined in the Indenture and as defined in a Loan Agreement (the "Agreement"), dated as of January 1, 1998, between the Issuer and the Borrower, pursuant to which the Issuer will loan the proceeds of the Bonds to the Borrower for the purposes of financing costs of the Project. The loan to the Borrower will be evidenced by the execution and delivery by the Borrower to the Trustee of a promissory note (the "Note") in the amount of $6,000,000. The proceeds of the Bonds will be applied as provided in the Indenture and the Agreement. The principal of and up to 45 days interest (at the maximum


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         interest rate of 10%) on, and certain purchase price payments relating to, the Bonds also will be secured by an irrevocable letter of credit (the "Letter of Credit"), dated as of the date of initial delivery of the Bonds, to be issued by Bank One, Arizona, NA, a national banking association (the "Bank"), in favor of the Trustee. Pursuant to a Loan Agreement between the Bank and Continental Circuits Corp., including the Assumption Agreement (the "Letter of Credit Agreement") dated February __, 1998 among the Bank and the Borrower, the Borrower will agree to reimburse the Bank for amounts drawn on the Letter of Credit. The Borrower's obligations under the Letter of Credit Agreement will be secured by a security agreement and certain other collateral documents (the "Bank Security Documents"). Pursuant to the Indenture, holders of the Bonds initially will have certain options to tender Bonds for purchase, which tendered Bonds will be purchased with funds from the remarketing of the Bonds or drawings on the Letter of Credit, as provided in the Indenture.

                  (c) It is intended that the Project and the Bonds will conform with the provisions of Development Corporation Act of 1979, as amended,
         Article 5190.6, Vernon's Texas Civil Statutes, as amended (the "Act"), that the proceeds of the Bonds will be expended so that the interest on the Bonds will not be includable in gross income for the purposes of federal income taxation, and that the Bonds may be purchased by the original purchasers without registration of any security under the Securities Act of 1933, as amended (the "Securities Act"), or qualification of any indenture under the Trust Indenture Act of 1939 (the "Trust Indenture Act").

                  (d) To induce the Issuer to enter into this Bond Placement Agreement and to issue and deliver the Bonds, the Borrower has entered into this Bond Placement Agreement.

                  (e) To provide for the remarketing of the Bonds pursuant to the terms of the Indenture, the Borrower and the Agent, as Remarketing Agent, will enter into a Remarketing Agreement dated as of January 1, 1998 (the "Remarketing Agreement").

                  (f) Pursuant to the Indenture and the Letter of Representations as defined therein, the Bonds are being issued in book-entry only form, and the parties acknowledge that,

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         where appropriate, references herein to Bonds shall mean Beneficial
         Ownership Interests, as defined in the Indenture.

         2.  Placement, Sale and Closing.

                  (a) Subject to the terms and conditions and in reliance upon the representations, warranties and agreements set forth herein, the Agent hereby agrees to use its best efforts to privately place on behalf of the Issuer and the Borrower all (but not less than all) of the Bonds as contemplated herein. The purchase price for the Bonds shall be $6,000,000. As compensation for its services in placing the Bonds, the Borrower shall pay a fee of 1% of such purchase price of the Bonds to the Agent, such fee, together with the expenses described in
         Section 10 hereof, to be payable by wire transfer in immediately available funds on the Closing Date (as defined below).

                  (b) The Borrower has delivered or shall cause to be delivered to the Agent copies of the Preliminary Offering Memorandum dated February 3, 1998 relating to the Bonds (the "Preliminary Offering Memorandum") and copies of the final Offering Memorandum relating to the Bonds substantially in the form of the Preliminary Offering Memorandum, with such changes as may be approved by the Agent (the "Offering Memorandum") in quantities and at times sufficient to enable the Agent to comply with the rules of the Municipal Securities Rulemaking Board and the Securities and Exchange Commission. The Borrower hereby approves the use and distribution by the Agent to persons who may be interested in the purchase of the Bonds of the Preliminary Offering Memorandum and the Offering Memorandum, and hereby authorizes the Agent to use and distribute the Preliminary Offering Memorandum and the Offering Memorandum, and copies of the Indenture and all other documents, including without limitation the Letter of Credit and related documents, to be executed in connection with the placement and sale of the Bonds.

                  (c) Except as may be inconsistent with the provisions of this Bond Placement Agreement, the Agent covenants and agrees to use its best efforts to cause the purchase of all (but not less than all) of the Bonds at the price or prices set forth in the Offering Memorandum and to send to each original

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         purchaser thereof a copy of the Offering Memorandum concurrently with or prior to sending to such purchaser a final written confirmation of the sale. Further, the Agent agrees not to use the Offering Memorandum for the purpose of marketing the Bonds subsequent to receiving written notice from the Issuer, the Bank or the Borrower which (i) states that the Offering Memorandum contains an untrue statement of a material fact or omits to state a material fact, and (ii) specifically identifies the material fact or omission, provided that upon the amendment of the Offering Memorandum to the satisfaction of the party delivering the notice pursuant hereto, the Agent may, subject to the continuing obligations contained herein, resume use of the amended Offering Memorandum in marketing the Bonds. The Agent shall market the Bonds only to "accredited investors", as defined in Rule 501(a) of Regulation D promulgated under the Securities Act, without making a public offering of the Bonds and at a minimum investment of $100,000.

                  (d) At 10:00 a.m. eastern standard time on February 11, 1998, or at such earlier or later time or date as shall be agreed by the Issuer, the Bank, the Borrower and the Agent (such time and date being herein referred to as the "Closing Date"), the Issuer will issue and deliver the Bonds in definitive form (being one Bond in the aggregate principal amount of $6,000,000 registered in the name of CEDE & CO.), duly executed by the Issuer and authenticated by the Trustee (or Authenticating Agent if an entity separate from the Trustee is acting as an authenticating agent) as provided for in the Indenture; and the Agent shall arrange for the purchase price of the Bonds to be paid by the original purchasers as set forth in paragraphs (a) and (c) of this section by wire transfer in immediately available funds to an account specified by the Trustee, for the account of the Issuer (such delivery and payment being herein referred to as the "Closing"). The Bonds shall be made available to the Trustee a reasonable time before the Closing Date for purposes of inspection, packaging and authentication. The Trustee shall deliver the Bonds to the Depository Trust Company in New York, New York at least 24 hours in advance of the Closing Date, provided that such Bonds shall not be released to the purchasers thereof until the purchase price therefor has been paid. Concurrently with and as a condition to the Closing,

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         the Issuer will execute and deliver the Agreement and the Indenture at the offices of McCall, Parkhurst & Horton L.L.P.
         in Austin, Texas.

                  (e) Each of the parties hereto represents and agrees that it has not knowingly participated in and will not knowingly participate in, and is not aware of, any offering or sale of any tax-exempt obligations (other than the Bonds) (i) which has been, is being or will be conducted during the period commencing 15 days prior to the date hereof and ending 15 days after the Closing Date, (ii) which has been, is being or will be paid from the same source of funds as the Bonds, determined without regard to guarantees from unrelated parties, and
         (iii) which was, is being or will be made pursuant to the same plan of financing. For purposes of the foregoing sentence, tax-exempt obligations issued pursuant to the same plan of financing means tax-exempt obligations (other than the Bonds) issued to finance a single facility or related facilities. The Agent further represents that it will not knowingly offer or place any of the Bonds hereunder to or with any holder or group of holders that has purchased, is purchasing or will purchase any obligations sold pursuant to an offering which satisfies the conditions in clauses (i) and (ii) of the first sentence of this paragraph.

                  (f) The parties hereto acknowledge that, in order to facilitate the timely purchase of the Bonds at the Closing by the original purchasers, the Agent may, but shall not be obligated to, advance its own funds on behalf of such original purchasers.

         3. Issuer's Representations and Warranties. The Issuer makes the following representations and warranties:

                  (a) The Issuer is a nonstock, nonprofit industrial development corporation existing under the laws of the State of Texas and has full power and authority under the Act, among other things, (i) to issue revenue bonds, such as the Bonds, and to make the proceeds of such Bonds available to persons such as the Borrower for the purposes described in the Indenture and the Agreement, payable from and secured by a pledge of the Revenues, and (ii) to secure such Bonds in the manner contemplated by the Indenture.

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                  (b) The Issuer has full legal right, power and authority (i)
         to adopt the Bond Resolution and enter into this Bond Placement Agreement, the Indenture, the Letter of Representations (as defined in the Indenture) and the Agreement, (ii) to issue, sell and deliver the Bonds as provided herein, and (iii) to carry out and consummate all other transactions contemplated by each of the aforesaid documents, and the Issuer has complied with all provisions of applicable law, including the Act, in all matters relating to such transactions, except that no representation is made by the Issuer as to compliance with applicable federal or state securities laws.

                  (c) The Issuer has duly authorized (i) the issuance, sale and delivery of the Bonds upon the terms set forth herein and in the Indenture, (ii) the execution, delivery and due performance of this Bond Placement Agreement, the Bonds, the Indenture and the Agreement, and (iii) the taking of any and all such actions as may be required on the part of the Issuer to carry out, give effect to and consummate the transactions contemplated by such instruments.

                  (d) The Bond Resolution has been duly adopted by the Issuing Authority and is in full force and effect. This Bond Placement Agreement when executed and delivered constitutes, and the Indenture and the Agreement, when executed and delivered, will constitute legal, valid and binding obligations of the Issuer, enforceable in accordance with their respective terms, except that enforceability may be limited by laws relating to bankruptcy, reorganization or other similar laws affecting the rights of creditors, by the exercise of judicial discretion in accordance with general principles of equity, and by matters of public policy.

                  (e) When duly authenticated by the Trustee, delivered to the Depository (as defined in the Indenture) and paid for by the original purchasers at the Closing in accordance with the provisions of this Bond Placement Agreement, the Bonds will have been duly authorized, executed, issued and delivered and will constitute legal, valid and binding special, limited obligations of the Issuer in conformity with the laws of the State of Texas, including the Act, will be entitled to the benefit and security of the Agreement and the Indenture, and

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         will be enforceable in accordance with their terms, except that enforceability may be limited by laws relating to bankruptcy, reorganization or other similar laws affecting the rights of creditors.

                  (f) Neither the adoption of the Bond Resolution, the execution and delivery of this Bond Placement Agreement, the Bonds, the Indenture or the Agreement, nor the consummation of the transactions contemplated therein or the compliance with the provisions thereof, will conflict with, or constitute on the part of the Issuer a violation of, or a breach of or default under, any statute, indenture, mortgage, commitment, note or other agreement or instrument to which the Issuer is a party or by which it is bound, or under any provision of the Texas Constitution or under any existing law, rule, regulation, resolution, charter, judgment, order or decree to which the Issuer is subject, except that no representation is made by the Issuer as to compliance with applicable federal or state securities laws.

                  (g) Other than the Indenture and the Agreement, the Issuer has not entered into any contract or arrangement of any kind which might give rise to any lien or encumbrance on the Revenues.

                  (h) To the best of the Issuer's knowledge, there is no action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, pending or threatened against the Issuer, which in any way questions the powers of the Issuer referred to in paragraph (a) above, or the validity of any proceedings taken by the Issuer in connection with the issuance of the Bonds, or wherein an unfavorable decision, ruling or finding would materially adversely affect the transactions contemplated by, or the validity or enforceability of, the Bond Legislation, the Indenture, the Agreement, the Bonds or this Bond Placement Agreement.

                  (i) The Issuer hereby ratifies and authorizes the distribution and use of the Preliminary Offering Memorandum and the Offering Memorandum. The information contained in the Preliminary Offering Memorandum and the Offering Memorandum under the caption "THE ISSUER" was or will be, as of their

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         respective dates, and as of the Closing Date will be, true and correct and complete in all material respects. Except for the information under the caption "THE ISSUER", the Issuer has not provided any of the information contained in the Preliminary Offering Memorandum or the Offering Memorandum. The Issuer is not responsible for and does not certify as to the accuracy or sufficiency of the disclosure made therein or any of the information provided by the Borrower, the Bank, the Agent or any other person.

                  (j) Any certificate relating to the Bonds signed by the Issuer and delivered to McCall, Parkhurst & Horton ("Bond Counsel"), the original purchasers or the Agent at or before the Closing Date shall be deemed a representation and warranty by the Issuer to Bond Counsel, the original purchasers and the Agent, as to the truth of the statements therein contained.

                  (k) The Issuer has not been notified of any listing or proposed listing by the Internal Revenue Service to the effect that the Issuer is a bond issuer whose arbitrage certifications may not be relied on.

         4. Borrower's Representations and Warranties. The Borrower makes the following representations and warranties:

                  (a) The Borrower is a corporation, duly organized and validly existing in good standing under the laws of the State of Texas, and has full legal right, power and authority to own the Borrower's properties and conduct the Borrower's business. The Borrower has full legal right, power and authority to execute and deliver this Bond Placement Agreement, the Note, the Bank Security Documents, the Agreement, the Letter of Credit Agreement and the Remarketing Agreement, to authorize the distribution and use of the Preliminary Offering Memorandum and the Offering Memorandum, to provide for the acquisition, construction, equipping, installation, operation and management of the Project, and to take any and all such action as may be required on its part to carry out, give effect to and consummate the transactions contemplated by this Bond Placement Agreement, the Agreement, the Remarketing Agreement and the Letter of Credit Agreement.


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                  (b) The Borrower has duly authorized, executed and delivered this Bond Placement Agreement, and on the Closing Date will have duly authorized, executed and delivered the Note, the Agreement, the Bank Security Documents, the Remarketing Agreement and the Letter of Credit Agreement, and has taken or will take all such action as may be required on the part of the Borrower to carry out, give effect to and consummate the transactions contemplated by each of such documents. This Bond Placement Agreement constitutes, and the Note, the Bank Security Documents, the Agreement, the Remarketing Agreement and the Letter of Credit Agreement, when executed and delivered, will constitute legal, valid and binding obligations of the Borrower, enforceable in accordance with their respective terms, except that enforceability may be limited by laws relating to bankruptcy, reorganization or other similar laws affecting the rights of creditors or by equitable principles which may affect the availability of specific performance or other equitable remedies.

                  (c) Neither the execution and delivery of this Bond Placement Agreement, the Note, the Agreement, the Bank Security Documents, the Remarketing Agreement or the Letter of Credit Agreement, nor the consummation of the transactions contemplated therein or the compliance with the provisions thereof, will conflict with, or constitute on the part of the Borrower a violation of, or a breach of or default under, the Borrower's articles of incorporation or bylaws or any material indenture, mortgage, commitment, note or other agreement or instrument to which the Borrower is a party or by which the Borrower is bound, or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Borrower or any of its activities or properties. All consents, approvals, authorizations and orders of governmental or regulatory authorities which are required for the Borrower's execution and delivery of, consummation of the transactions contemplated by and compliance with the provisions of this Bond Placement Agreement, the Note, the Bank Security Documents, the Agreement, the Remarketing Agreement and the Letter of Credit Agreement have been obtained.

                  (d) There is no action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court,

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         public board or body, pending or, to the best of the knowledge of the
         Borrower, threatened, against the Borrower, or the actions taken or contemplated to be taken by the Borrower, nor, to the best of the knowledge of the Borrower, is there any basis therefor, which reasonably would be expected to materially adversely affect the business, financial condition or operations of the Borrower, or the transactions contemplated by, or the validity or enforceability of, this Bond Placement Agreement, the Note, the Bank Security Documents, the Agreement, the Remarketing Agreement or the Letter of Credit Agreement, or which would in any way jeopardize the tax-exempt status of the interest on the Bonds.

                  (e) No event has occurred and no condition exists which, upon issuance of the Bonds, would constitute (or with the giving of notice or lapse of time, or both, would constitute) an Event of Default under the Agreement or the Letter of Credit Agreement.

                  (f) The Borrower is not in violation of any provisions of, or in default under, its articles of incorporation or bylaws or any statute, indenture, mortgage, commitment, note or other agreement or instrument to which it is a party or by which it is bound, or any order, rule, regulation or decision of any court or governmental agency or body having jurisdiction over it or any of its activities or properties, which violation would materially and adversely affect its business or financial condition.

                  (g) The Borrower hereby ratifies and authorizes the distribution and use of the Preliminary Offering Memorandum and the Offering Memorandum. The information contained in the Preliminary Offering Memorandum and the Offering Memorandum (except for the information and statements under the captions "THE ISSUER" and "PRIVATE PLACEMENT OF BONDS", the information and statements under the caption "THE BONDS - Book Entry Only System" and matters relating thereto, and the information and statements in the Appendix thereto, as to which the Borrower makes no representations) was or will be, as of their respective dates, and as of the Closing Date will be, true, correct and complete in all material respects, and the Preliminary Offering Memorandum and the Offering Memorandum do not and will not contain any untrue or misleading statement of

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         a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they are made, not misleading.

                  (h) The Borrower will furnish such information, execute such instruments, and cooperate with the Agent as the Agent may reasonably request in order for the Agent (i) to qualify the Bonds, or perfect an exemption from registration, for offer and sale of the Bonds under the Blue Sky or other securities laws and regulations of such states and other jurisdictions of the United States as the Agent may designate, and (ii) to determine the eligibility of the Bonds for investment under the laws of such states and other jurisdictions, and the Borrower will use its best effort to continue such exemption or qualification in effect so long as required for distribution of the Bonds.

                  (i) Any certificate signed by any officer of the Borrower and delivered to the Issuer, Bond Counsel, the original purchasers of the Bonds, the Agent or the Bank at or before the Closing Date shall be deemed a representation and warranty by the Borrower to the Issuer, Bond Counsel, the original purchasers of the Bonds, the Agent and the Bank as to the truth of the statements therein contained.

         5. Covenants of the Issuer. The Issuer covenants that it will observe all covenants of the Issuer in the Indenture and the Agreement and will not issue or sell any bonds or obligations other than the Bonds (or any Additional Bonds issued pursuant to the Indenture), the principal of, premium, if any, and interest on which are payable in whole or in part from the Revenues or are to be secured by any lien on, or pledge of, the Revenues.

         6. Covenants of the Borrower. The Borrower covenants as follows:

                  (a) The Borrower will apply the proceeds of the Bonds as provided in and subject to all of the terms and provisions of the Agreement and will observe all covenants of the Borrower in such instrument.

                  (b) The Borrower will take such action as may be reasonably requested to facilitate the timely consummation of

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         the transactions contemplated by this Bond Placement Agreement.

                  (c) The Borrower will notify the Issuer, the Agent and the Bank of any material adverse change in the business, properties or financial condition of the Borrower occurring before the Closing Date.

                  (d) The Borrower will not take any action or permit any action to be taken on its behalf or cause or permit any circumstance within its control to arise or continue, if such action would adversely affect the excludability from gross income for federal income tax purposes of the interest on the Bonds.

         7. Conditions to the Obligations of the Agent. The obligation of the Agent to cause payment for the Bonds on the Closing Date shall be subject, at the option of the Agent, to the accuracy in all material respects of the representations and warranties on the part of the Issuer and the Borrower contained herein as of the date hereof and as of the Closing Date, to the accuracy in all material respects of the statements of the Issuer, the Bank, and the Borrower made in any certificates or other documents furnished pursuant to the provisions hereof, to the performance by the Issuer and the Borrower of their respective obligations to be performed hereunder at or prior to the Closing Date and to the following additional conditions:

                  (a) At the Closing Date, the Indenture, the Letter of Representations, the Agreement, the Note, the Bank Security Documents, the Letter of Credit Agreement and the Letter of Credit shall have been duly authorized, executed and delivered by the respective parties thereto, and the Offering Memorandum shall have been delivered to the Agent, and none of the foregoing agreements shall have been amended, modified or supplemented so as to materially affect the content thereof, except as may have been agreed to in writing by the Agent, and there shall have been taken in connection therewith, with the issuance of the Bonds, and with the transactions contemplated thereby and by this Bond Placement Agreement, all such actions as Kephart & Fisher, counsel to the Agent ("Agent's Counsel"), reasonably shall deem to be necessary and appropriate;


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                  (b) At the Closing Date, the Offering Memorandum shall not have been amended, modified or supplemented, except as may have been agreed to in writing by the Agent;

                  (c) At or prior to the Closing Date, no event shall have occurred or information become known which, in the reasonable judgment of the Agent, makes untrue in any material respect any statement or information contained in the Offering Memorandum or has the effect that the Offering Memorandum contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  (d) At or prior to the Closing Date, the Agent shall have received an original or copies of the following documents, in each case satisfactory in form and substance to the Agent and in each case conforming in all material respects with any description thereof contained in the Offering Memorandum:

                       (i) The Indenture, the Letter of Representations, the
                  Agreement, the Bonds, the Letter of Credit Agreement, the Letter of Credit, the Bank Security Documents, the Remarketing Agreement and the Note, each duly executed and delivered by the respective parties thereto, with such amendments, modifications or supplements as may have been agreed to in writing by the Agent;

                       (ii) The opinions of Jenkens & Gilchrist and Quarles &
                  Brady, counsel to the Borrower, dated the Closing Date, in substantially the form attached hereto as Exhibits A and B, respectively;

                       (iii) The opinion of Streich Lang, P.A., counsel to the
                  Bank, dated the Closing Date, in substantially the form attached hereto as Exhibit C;

                       (iv) The opinions of McCall, Parkhurst & Horton, Bond
                  Counsel, and supplemental opinions of Bond Counsel, each dated the Closing Date, in substantially the forms attached hereto as Exhibits D and E, respectively;


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                       (v) The opinions of Kephart & Fisher, Agent's Counsel,
                  dated the Closing Date, in substantially the form attached hereto as Exhibits F and G;

                       (vi) A certificate, dated the Closing Date, signed by a
                  duly authorized officer of the Bank, in substantially the form attached hereto as Exhibit H;

                       (vii) A certificate, dated the Closing Date, signed by a
                  duly authorized official of the Issuer, in form satisfactory to the Agent and the Agent's Counsel, to the effect that the representations and warranties of the Issuer set forth in
                  Section 3 hereof are true, correct and complete on the date thereof;

                       (viii) A certificate, dated the Closing Date, signed by a
                  duly authorized officer of the Borrower, in form satisfactory to the Agent and the Agent's Counsel, to the effect that the representations and warranties of the Borrower set forth in
                  Section 4 hereof are true, correct and complete on the date thereof; and

                       (ix) Such additional legal opinions, certificates,
                  proceedings, instruments and other documents as the Agent or Agent's Counsel may reasonably request to evidence compliance by the Bank, the Trustee or the Borrower with legal requirements of closing, and to certify the truth and accuracy, as of the Closing Date, of the representations of the Issuer and the Borrower contained herein and the due performance or satisfaction by the Issuer and the Borrower at or prior to such time of all agreements then to be performed and all conditions then to be satisfied by each of them.

                  (e) Between the date hereof and the Closing Date, legislation shall not have been enacted by the Congress or be actively considered for enactment by Congress, or recommended to the Congress for passage by the President of the United States, or introduced to either house of the Congress, nor a decision rendered by any court of competent jurisdiction, or the Tax Court of the United States, nor any order, ruling, regulation or official statement made by the United States Treasury Department or the Internal Revenue Service, with the purpose or effect of imposing federal income taxation upon revenues or other income of the character derived by the Issuer under the Agreement or upon the interest to be paid on the Bonds or on bonds of the general character of the Bonds.

                  (f) Between the date hereof and the Closing Date, legislation shall not have been enacted by the Congress or be actively considered for enactment by Congress, or recommended to the Congress for enactment by the President of the United States, or introduced or favorably reported for passage to either house of the Congress, and neither a decision, order or decree of a court of competent jurisdiction, nor an order, ruling, regulation or official statement of or on behalf of the Securities and Exchange Commission shall have been rendered or made, with the purpose or effect that the issuance, offering or sale of the Bonds or any related security or obligations of the general character of the Bonds or any related security as contemplated hereby, or the execution and delivery of the Indenture, is or would be in violation of any provision of, or is or would be subject to registration or qualification requirements under, the Securities Act or the Trust Indenture Act.

                  (g) Between the date hereof and the Closing Date, there shall not have occurred any action by the Comptroller of the Currency, the Federal Reserve Board, the Federal Deposit Insurance Corporation, or any governmental agency or court which calls into question and validity or enforceability of the Letter of Credit.

                  (h) No event shall have occurred or fact exist which makes untrue, incorrect or inaccurate, in any material respect as of the time the same purports to speak, any statement or information contained in the Offering Memorandum, or which is not reflected in the Offering Memorandum but should be reflected therein as of the time and for the purpose for which the Offering Memorandum is to be used in order to make the statements and information contained therein not misleading in any material respect as of such time.

                  (i) None of the following shall have occurred: (i) additional material restriction not in force as of the date hereof shall have been imposed upon trading in securities generally by any governmental authority or by any national securities exchange or such trading shall have been suspended; (ii) the New York Stock Exchange or other national securities exchange, or the National Association of Securities Dealers, Inc. or other national securities association, or the Municipal Securities Rulemaking Board or other similar national self-regulatory rule-making board, or any governmental authority, shall impose, as to the Bonds or similar obligations, any material restrictions not now in force, or increase materially those now in force, with respect to the extension of credit by, or change in the net capital requirements of, underwriters; (iii) a general banking moratorium shall have been declared by federal, New York, Arizona or Ohio authorities; or (iv) a war involving the United States of America, whether or not declared, or any other national or international calamity or crisis, or a financial crisis, shall have occurred, the effect of which, in the judgment of the Agent, would make it impracticable to market the Bonds or would materially and adversely affect the ability of the Agent to enforce contracts for the sale of the Bonds.

                  (j) All matters relating to this Bond Placement Agreement, the Offering Memorandum, the Bonds, the Bond Resolution, the Indenture, the Letter of Representations, the Agreement, the Note, the Bank Security Documents, the Letter of Credit, the Letter of Credit Agreement and the consummation of the transactions contemplated by this Bond Placement Agreement and the Offering Memorandum, shall be reasonably satisfactory to and subject to the approval of the Agent.

         If the conditions to the Agent's obligations contained in this Bond Placement Agreement are not satisfied or if the Agent's obligations shall be terminated for any reason permitted herein, this Bond Placement Agreement shall, at the option of the Agent, terminate and neither the Agent, the Issuer, nor the Borrower shall have any further obligations hereunder, except as provided in
Section 10 with respect to the payment of certain expenses.

         8. No Pecuniary Liability of Issuer. No provision, covenant, or agreement contained in this Bond Placement Agreement, and no obligation herein imposed upon the Issuer, or the breach thereof, shall constitute the debt or indebtedness of the Issuer or the

State of Texas or any political subdivision thereof within the meaning of any Texas constitutional provision or statutory limitation or shall constitute or give rise to a pecuniary liability of the Issuer or the State of Texas or any political subdivision thereof or a charge against its general credit or taxing powers. In making the agreements, provisions and covenants set forth in this Bond Placement Agreement, the Issuer has not obligated itself, except to the extent that the Issuer is authorized to act pursuant to Texas law and except with respect to the Revenues. The Issuer and any of its officials, officers or employees shall have no monetary liability arising out of the obligations of the Issuer hereunder or in connection with any covenant, representation or warranty made by the Issuer herein, and neither the Issuer nor its officials shall be obligated to pay any amounts in connection with the transactions contemplated hereby other than from Revenues or other moneys received from the Borrower.

         9. Survival of Representations, Warranties, Covenants, Agreements and Indemnities. All representations, warranties, covenants, agreements and indemnities contained in this Bond Placement Agreement, or contained in the certificates of members, officials, partners or officers of the Issuer or of the Borrower submitted pursuant hereto, shall remain operative and in full force and effect, regardless of any investigation by or on behalf of the Agent or any person controlling the Agent, and shall survive delivery of the Bonds to the Agent and payment therefor by the original purchasers.

         10. Expenses. All reasonable costs and expenses incident to the performance of the Issuer's, the Agent's, and the Borrower's obligations in connection with the authorization, issuance and sale of the Bonds shall be paid by the Borrower including fees and expenses of the Issuer, including reasonable fees and expenses of its counsel, fees and expenses of the Bank, including reasonable fees and expenses of its counsel, fees and expenses of the Trustee, reasonable fees and expenses of Bond Counsel and reasonable fees and expenses of the Agent's Counsel. All such costs and expenses shall be paid by the Borrower whether or not the Bonds are actually issued and sold. To the extent statements for such costs and expenses are available on the Closing Date, the Borrower shall pay such costs and expenses on the Closing Date.

         11.      Indemnification.

                  (a) General. The Agent and the Borrower (each, an "Indemnifying Party") each covenants and agrees to indemnify the other parties hereto and their respective directors, council members, officers, partners, trustees, representatives and employees and each person, if any, who controls any of such persons within the meaning of
         Section 20 of the Securities Exchange Act (collectively, the "Indemnified Parties") for, and to hold each Indemnified Party harmless against, all liabilities, claims, costs, losses and expenses (including without limitation, to the extent permitted by law, reasonable attorneys' fees and expenses), imposed upon or asserted against the Indemnified Parties:

                      (i) Under any statute or regulation, at law, in
                  equity or otherwise, insofar as those liabilities, claims, costs, losses and expenses arise out of or are based upon any untrue statement or alleged untrue statement of a material fact with reference to the information referred to in Section 11(c) hereof contained in the Preliminary Offering Memorandum, the Offering Memorandum, or any amendment thereof or supplement thereto, or any other sales material used by the Agent (provided that the Indemnifying Party shall have approved in writing the use of such sales material), or which arise out of or are based upon any omission or alleged omission to state therein with reference to such information a material fact which is required to be stated therein or which is necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading;

                      (ii) Pursuant to any action, claim or proceeding brought
                  in connection with any of the foregoing; and

                      (iii) To the extent of the aggregate amount paid in
                  settlement of any actions, claims or proceedings, commenced or threatened, based upon any untrue statement, alleged untrue statement, omission or alleged omission described above, if the settlement is effected with the written consent of the Indemnifying Party;

         and (unless the Indemnifying Party assumes the defense of the applicable claim, suit, action or proceeding pursuant to paragraph (b) below) shall reimburse any legal or other expenses incurred reasonably by any Indemnified Party in connection with investigating and defending any liability, claim, cost, loss, expense, action or proceeding described above; provided, nothing herein shall require the Indemnifying Party to pay for any losses, claims, damages, liabilities or expenses resulting from the negligence or the willful misconduct of an Indemnified Party, if such Indemnified Party is the Agent or the Borrower or the respective members, directors, officers, partners, trustees, representatives and employees or controlling persons of the Agent or the Borrower. At the request and the expense of the Indemnifying Party, each Indemnified Party shall cooperate in making any investigation and defense of any action, claim or proceeding and shall assert appropriately the rights, privileges and defenses which are available to the Indemnified Party in connection therewith.

                  (b) Procedure. The Indemnified Party shall, in the event of any claim, suit, action or proceeding against it in respect of which indemnity may be sought on account of any indemnity agreement by the Indemnifying Parties contained herein, promptly give written notice thereof to the appropriate Indemnifying Parties. When such notice is given, the Indemnifying Party shall be entitled to participate at its own expense in the defense of, or if it so elects, to assume the defense of, such claim, suit, action or proceeding, in which event such defense shall be conducted by counsel chosen by the Indemnifying Party, but if the Indemnifying Party shall elect not to assume such defense, it shall reimburse such Indemnified Party or Parties for the reasonable fees and expenses of any counsel retained by them. The foregoing notwithstanding, in the event that the Indemnifying Party shall assume such defense and any Indemnified Party or Parties shall be advised by independent legal counsel that counsel selected by the Indemnifying Party is not fully and adequately protecting such party or parties and representing the interests of such party or parties, any such Indemnified Party or Parties shall have the right to conduct its or their own defense against any such claim, suit, action or proceeding in addition to or in lieu of any defense conducted by the

         Indemnifying Party, and the Indemnifying Party shall indemnify and hold harmless such Indemnified Party or Parties against and from any and all suits, claims, damages, liabilities or expenses whatsoever (including reasonable fees and expenses of counsel selected by such Indemnified Party or Parties) incurred by and arising out of or in connection with any such claim, suit, action or proceeding. An Indemnifying Party shall not be liable for the settlement of any claim, suit, action or proceeding effected without its consent, which consent shall not be withheld unreasonably.

                  (c) Indemnified Information. The information as to which each Indemnifying Party hereto indemnifies the Indemnified
         Parties is as follows:

                           (i) The Borrower as Indemnifying Party:  the entire
                  Preliminary Offering Memorandum and the entire Offering Memorandum, with the exception of the information set forth in
                  (ii) below; and

                           (ii) The Agent as Indemnifying Party:  information
                  in the section of the Preliminary Offering Memorandum and the Offering Memorandum captioned "PRIVATE PLACEMENT OF BONDS".

         12. Parties in Interest. This Bond Placement Agreement is made solely for the benefit of the Agent, the Issuer, the Borrower and their respective successors and assigns, and the Indemnified Parties, and no other person, partnership, association or corporation shall acquire or have any rights under or by virtue of this Bond Placement Agreement.

         13. Notices. Any notice or other communication to be given to any party to this Bond Placement Agreement may be given by delivering the same in writing at the respective addresses set forth below:

            Issuer:                 Capital Industrial Development Corporation
                                    P. O. Box 1748
                                    5th Floor, Stokes Building
                                    Austin, Texas  78767

                                    Attn:  Darwin McKee, President

            Borrower:               CCIR of Texas Corp.
                                    c/o Continental Circuits Corp.
                                    3502 East Roeser Road
                                    Phoenix, Arizona  85040

                                    Attn: Mr. Steve Walters

            Agent:                  Banc One Capital Corporation
                                    150 East Gay Street
                                    Columbus, Ohio  43215

                                    Attn:  Mr. Thomas L. Whitman

         14. Severability. If any provisions of this Bond Placement Agreement shall be held or deemed to be or shall, in fact, be inoperative, invalid or unenforceable as applied in any particular case in any jurisdiction or jurisdictions or in all jurisdictions because it conflicts with any provisions of any constitution, statute, rule or public policy, or any other reason, such circumstance shall not have the effect of rendering the provision in question inoperative or unenforceable in any other case or circumstance, or of rendering any other provision or provisions of this Bond Placement Agreement invalid, inoperative or unenforceable to any extent whatever.

         15. Applicable Law. This Bond Placement Agreement shall be governed by and construed in accordance with the laws of the State of Texas.

                  [Remainder of page left blank intentionally]

         16. Counterparts. This Bond Placement Agreement may be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

                                        CAPITAL INDUSTRIAL DEVELOPMENT
                                        CORPORATION


                                        By: /s/ Darwin McKee
                                           -------------------------------------

                                        Its: President
                                           ------------------------------------


                                        BANC ONE CAPITAL CORPORATION,
                                        as Agent


                                        By: /s/ Thomas Whitman
                                           -------------------------------------
                                           Senior Vice President


                                        CCIR OF TEXAS CORP.


                                        By: /s/ Joseph G. Anderson
                                           -------------------------------------

                                        Its: Vice President and Secretary
                                            ------------------------------------




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